Exhibit 99.1

Press Release

KEMPER AND INFINITY ANNOUNCE ANTICIPATED DEADLINE

FOR ELECTION OF MERGER CONSIDERATION

CHICAGO and BIRMINGHAM, Ala., June 13, 2018 – Kemper Corporation (NYSE: KMPR) and Infinity Property and Casualty Corporation (NASDAQ: IPCC) today announced that the anticipated deadline for Infinity shareholders to elect the form of merger consideration they will receive pursuant to the previously announced merger agreement under which Kemper will acquire Infinity, is 5:00 p.m., Eastern Time, on Monday June 18, 2018.

The election deadline may be changed, in which case Infinity and Kemper will issue a press release announcing the new election deadline. The closing of the merger remains subject to the fulfillment or waiver of certain closing conditions, including receipt of insurance regulatory clearances and approvals. Infinity shareholders who hold shares through the Infinity Employee Stock Purchase Plan or through a bank, broker, trust company or other nominee may be subject to an earlier election deadline and should carefully review any materials received in connection with their Infinity shares for instructions regarding the election of merger consideration.

As previously announced, Infinity shareholders can elect to receive, without interest and subject to any required withholding of taxes, (i) mixed consideration equal to a combination of $51.60 in cash and 1.2019 shares of Kemper common stock for each Infinity share held, (ii) stock consideration equal to 2.0031 shares of Kemper common stock for each Infinity share held or (iii) cash consideration equal to $129.00 for each Infinity share held. All elections for stock consideration and cash consideration are subject to potential proration and adjustment as set forth in the merger agreement and election materials.

Infinity shareholders failing to make a valid election by the election deadline will be deemed to have elected to receive the mixed consideration with respect to all of their Infinity shares. Infinity shareholders should consult their tax advisors for a full understanding of the tax consequences of exchanging Infinity shares for the mixed consideration, cash consideration or stock consideration.

The documents necessary for Infinity shareholders to make an election as to the type of merger consideration to be received were mailed starting on or about April 30, 2018 to Infinity shareholders of record as of April 20, 2018. Infinity shareholders may request copies of these election documents and direct any questions regarding the election materials or the election deadline to Georgeson LLC by calling (800) 868-1391. Infinity shareholders holding shares through a bank, broker, trust company or other nominee should contact their bank, broker, trust company or other nominee, as applicable, to obtain copies of the election documents.

To make an election, Infinity shareholders must deliver to Computershare Trust Company, N.A., the exchange agent for the transaction, prior to the election deadline, a properly completed election form together with their Infinity stock certificates, if any, a confirmation of book-entry transfer, or a properly completed notice of guaranteed delivery. Infinity shareholders should carefully read all the election materials provided to them before making their election.

About Kemper Corporation

The Kemper family of companies is one of the nation’s leading insurers. With $8 billion in assets, Kemper is improving the world of insurance by offering personalized solutions for individuals, families and businesses. Kemper’s businesses collectively:

•	Offer insurance for home, auto, life, health and valuables

•	Service six million policies

•	Represented by 20,000 agents and brokers

•	Employ 5,550 associates dedicated to providing exceptional service

•	Licensed to sell insurance in 50 states and the District of Columbia

Learn more about Kemper.

About Infinity Property and Casualty Corporation

Infinity Property and Casualty Corporation (NASDAQ: IPCC) is a national provider of automobile insurance with a concentration on nonstandard auto insurance. Its products are offered through a network of approximately 10,600 independent agencies and brokers. For more information about Infinity, please visit www.infinityauto.com.

Cautionary Statements Regarding Forward-Looking Information

This communication may contain or incorporate by reference statements or information that are, include or are based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations, intentions, beliefs or forecasts of future events or otherwise for the future, and can be identified by the fact that they relate to future actions, performance or results rather than relating strictly to historical or current facts. Words such as “believe(s),” “goal(s),” “target(s),” “estimate(s),” “anticipate(s),” “forecast(s),” “project(s),” “plan(s),” “intend(s),” “expect(s),” “might,” “may,” “could” and variations of such words and other words and expressions of similar meaning are intended to identify such forward-looking statements. However, the absence of such words or other words and expressions of similar meaning does not mean that a statement is not forward-looking.

Any or all forward-looking statements may turn out to be wrong, and, accordingly, readers are cautioned not to place undue reliance on such statements. Forward-looking statements involve a number of risks and uncertainties that are difficult to predict, and are not guarantees or assurances of future performance. No assurances can be given that the results and financial condition contemplated in any forward-looking statements will be achieved or will be achieved in any particular timetable. Forward-looking statements involve a number of risks and uncertainties that are difficult to predict, and can be affected by inaccurate assumptions or by known or unknown risks and uncertainties that may be important in determining actual future results and financial condition. The general factors that could cause actual results and financial condition to differ materially from those expressed or implied include, without limitation, the following: (a) the satisfaction or waiver of the conditions precedent to the consummation of the proposed merger transaction involving Kemper Corporation (“Kemper”), a wholly-owned subsidiary of Kemper and Infinity Property and Casualty Corporation (“Infinity”), including, without limitation, the receipt of regulatory approvals (including approvals, authorizations and clearances by insurance regulators necessary to complete such proposed merger transaction) on the terms desired or anticipated (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of such proposed merger transaction); (b) unanticipated difficulties or expenditures relating to such proposed merger transaction; (c) risks relating to the value of the shares of Kemper’s common stock to be issued in such proposed merger transaction; (d) disruptions of Kemper’s and Infinity’s current plans, operations and relationships with third persons caused by the announcement and pendency of such proposed merger transaction, including, without limitation, the ability of the combined company to hire and retain any personnel; (e) legal proceedings that may be instituted against Kemper and Infinity in connection with such proposed merger transaction; and (f) those factors listed in annual, quarterly and periodic reports filed by Kemper and Infinity with the Securities and Exchange Commission (the “SEC”), whether or not related to such proposed merger transaction.

Kemper and Infinity assume no, and expressly disclaim any, duty or obligation to update or correct any forward-looking statement as a result of events, changes, effects, states of facts, conditions, circumstances, occurrences or developments subsequent to the date of this communication or otherwise, except as required by law. Readers are advised, however, to consult any further disclosures Kemper and Infinity make on related subjects in its filings with the SEC.

Additional Information About the Transaction and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication relates to the proposed merger transaction involving Kemper, a wholly-owned subsidiary of Kemper and Infinity, among other things. In connection therewith, Kemper filed with the SEC a Registration Statement on Form S-4 that includes a definitive joint proxy statement of Kemper and Infinity and also constitutes a definitive prospectus of Kemper, and each of Kemper and Infinity may be filing with the SEC other documents regarding the proposed transaction. Kemper and Infinity commenced mailing of the definitive joint proxy statement/prospectus to Kemper’s shareholders and Infinity’s shareholders on April 30, 2018. BEFORE MAKING ANY INVESTMENT DECISION, INVESTORS AND SECURITYHOLDERS OF KEMPER AND/OR INFINITY ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and securityholders may obtain free copies of the definitive joint proxy statement/prospectus, any amendments or supplements thereto and other documents filed with the SEC by Kemper and Infinity through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Kemper are available free of charge under the “Investors” section of Kemper’s website located at http://www.kemper.com or by contacting Kemper’s Investor Relations Department at 312.661.4930 or investors@kemper.com. Copies of the documents filed with the SEC by Infinity are available free of charge under the “Investor Relations” section of Infinity’s website located at http://www.infinityauto.com or by contacting Infinity’s Investor Relations Department at 205.803.8186 or investor.relations@infinityauto.com.

Contact - Kemper

News Media:	Barbara Ciesemier
312.231.3604
bciesemier@kemper.com

Investors:	Michael Marinaccio
312.661.4930
investors@kemper.com

Contact - Infinity

Investors:	Amy Jordan
205.803.8186
Amy.jordan@ipacc.com